The Guardian Insurance & Annuity Company, Inc.

7 Hanover Square

New York, New York 10004

Via Edgar

September 5, 2014

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, DC 20549

Re:	The Guardian Variable Account 2

File Number: 811-02080

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), The Guardian Variable Account 2, a unit investment trust registered under the Act, sent to contract owners the Semi Annual Reports of the participating funds of the following underlying management investment company, RS Variable Products Trust.

This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, RS Investment Management Co. LLC will file its Semi Annual Report with the Commission via Edgar. To the extent necessary, that filing is incorporated herein by reference.

Any questions regarding this filing should be directed to the undersigned at (212) 598-8359.

Sincerely,
/s/ Richard T. Potter, Jr.
Richard T. Potter, Jr.
Vice President and Equity Counsel